Exhibit 99.1

Tessco Announces Appointment of John D. Beletic as Chair of the Board of Directors

Provides Update on Board Transition and Recaps Business Strategy

HUNT VALLEY, MD, August 11, 2020 — TESSCO TECHNOLOGIES INCORPORATED (NASDAQ: TESS) today announces that John D. Beletic has been appointed as Chair of the Company’s Board of Directors by unanimous vote of the independent directors. Mr. Beletic, age 68, replaces Robert B. Barnhill, Jr., age 76. Mr. Barnhill, who founded the Company and served as chair for more than 25 years, remains a director. The Board thanks Mr. Barnhill for his many years of service as chair.

Mr. Beletic’s appointment follows the adoption by the Board earlier this year of Corporate Governance Guidelines and Board Diversity Guidelines, which in addition to memorializing historical board governance principles, focus on reducing the age and length of tenure of directors over the next several years, and an increase in board diversity.

The Corporate Governance Guidelines provide that a director not be re-nominated to serve beyond the end of an elected term during which they turn 76 years of age, with the potential for a one-year extension. Under these guidelines, Mr. Barnhill, age 76, cannot stand for reelection at the Company’s 2021 Annual Meeting of Shareholders. The Board selected a new chairman in anticipation of that transition.

The Board Diversity Guidelines reflect the value of a diverse board in improving the quality of a board’s performance through a better understanding of opportunities, issues and risks, which enables stronger decision-making and can ultimately contribute to improved company performance and shareholder value.

In furtherance of these goals, the Board nominated, and at the Annual Meeting of Shareholders held on July 25, 2020 the shareholders elected, Stephanie Dismore, age 47, to serve on the Board. Ms. Dismore has served as a senior vice president at HP, Inc. since 1999, and currently leads all aspects of HP’s market strategy and P&L management for HP’s largest geographic market. With the addition of Ms. Dismore, two diverse directors have joined the Board over the past year, including Sandip Mukerjee who joined the Company as President, CEO and as a member of the Board in August 2019. Mr. Mukerjee brings significant industry experience, along with a strong focus on returning the Company to profitability.

Additionally, the Board expects that Dennis Shaughnessy will not stand for reelection at the 2021 Annual Meeting of Shareholders, as a next step in the Board’s evolution and refreshment over the next few years.

The Board’s Nominating and Governance Committee will seek qualified candidates to fill future vacancies through various means, as necessary, including the assistance of an executive search firm. The Nominating and Governance Committee will consider the needs of the Board and the qualifications of each candidate, as well as diversity in accordance with the Board Diversity Guidelines. At least one new director candidate to be nominated by the Board for election at the 2021 Annual Meeting of Shareholders is expected to be diverse. Most importantly, the Board will seek candidates who have demonstrated a capacity to become strong independent directors, with a focus on protecting the interests of all shareholders.

Mr. Beletic has served as a director of the Company since July 1999 and as Lead Director since August 2008. Mr. Beletic was CEO of X-IO Technologies from November 2011 to May 2014 and served on its board until 2016. Mr. Beletic was a venture partner or operating partner with Oak Investment Partners, a venture capital firm, from July 2002 to April 2018. Mr. Beletic serves on the board of Shareablee, a social media analytics company, and J5 Infrastructure, a provider of site selection, zoning and engineering services to the mobile carrier industry. Earlier in his career, Mr. Beletic served as CEO of telecommunications companies Tigon Corporation, PageMart Wireless, and Weblink Wireless.

Business Strategy Recap

At the Annual Meeting of Shareholders held on July 25, 2020, Mr. Mukerjee provided a recap of the Company’s business strategy, which has evolved over recent months as a result of close collaboration between the management team and the Board.

The Company’s initiatives for fiscal 2021, as previously discussed on TESSCO’s first-quarter results conference call include:

Managed Decline of Retail

By managing the decline of the Company’s Retail business, management will be able to better focus its attention on its higher-margin and growing Carrier and Commercial infrastructure businesses. Doing so will limit the negative impact of the retail business, both to operating results and the balance sheet, while permitting redeployment of capital to more profitable areas of the Company.

Complete Information Technology Transition

The Company expects to complete its IT transformation projects this fiscal year, including the replacement of dated and home-grown platforms with modern, proven software platforms that will help the Company to be more efficient and responsive.

Improvement of Tessco.com

The Company is focused on dramatic improvements to the Tessco.com channel. This initiative is focused on accelerated results, like those already seen with the renewed focus on end-user segments, targeted landing pages, recommended bill of materials targeted to specific industry verticals, and other digital supply chain services, all of which are centered on enabling a more complete solution for the Company’s commercial customers.

Beletic said, “We believe the success of these three initiatives, coupled with developing industry tailwinds, including global investments in 5G, WiFi-6, Small Cells and demand related to those from construction companies and OEMs, will enable the Company to overcome many of the headwinds it faces, result in improved EBITDA performance in the second half of fiscal 2021, and create a pathway toward full-year profitability in fiscal year 2022.”

About TESSCO Technologies Incorporated (NASDAQ: TESS)

TESSCO Technologies, Inc. (NASDAQ: TESS) is a value-added technology distributor, manufacturer, and solutions provider serving commercial and retail customers in the wireless infrastructure and mobile device accessories markets. The Company was founded more than 30 years ago with a commitment to deliver industry-leading products, knowledge, solutions, and customer service. Tessco supplies more than 50,000 products from 350 of the industry’s top manufacturers in mobile communications, Wi-Fi, Internet of Things (“IoT”), wireless backhaul, and more. Tessco is a single source for outstanding customer experience, expert knowledge, and complete end-to-end solutions for the wireless industry. For more information, visit www.tessco.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained herein, including statements regarding our future results of operations and financial position, strategy and plans and future prospects, and our expectations for future operations, are forward-looking statements. These forward-looking statements are based on current expectations and analysis, and actual results may differ materially from those projected. These forward-looking statements may generally be identified by the use of the words "may," "will," "expects," "anticipates," “targets,” “goals,” “projects,” “intends,” “plans,” “seeks,” "believes," "estimates," and similar expressions, but the absence of these words or phrases does not necessarily mean that a statement is not forward-looking. These forward-looking statements are only predictions and involve a number of risks, uncertainties, and assumptions, many of which are outside of our control. Our actual results may differ materially and adversely from those described in or contemplated by any such forward-looking statement for a variety of reasons, including those risks identified in our most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission (the “SEC”), under the heading "Risk Factors" and otherwise. Consequently, the reader is cautioned to consider all forward-looking statements in light of the risks to which they are subject. For additional information with respect to risks and other factors which could occur, see Tessco’s Annual Report on Form 10-K for the year ended March 29, 2020, including Part I, Item 1A, "Risk Factors" therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the SEC that are available at the SEC's website at www.sec.gov and other securities regulators.

We are not able to identify or control all circumstances that could occur in the future that may materially and adversely affect our business and operating results. Without limiting the risks that we describe in our periodic reports and elsewhere, among the risks that could lead to a materially adverse impact on our business or operating results are the following: termination or non-renewal of limited duration agreements or arrangements with our vendors and affinity partners that are typically terminable by either party upon several months or otherwise relatively short notice; loss of significant customers or relationships, including affinity relationships; loss of customers either directly or indirectly as a result of consolidation among large wireless services carriers and others within the wireless communications industry; the strength of our customers', vendors' and affinity partners' business; negative or adverse economic conditions, including those adversely affecting consumer confidence or consumer or business spending or otherwise adversely impacting our vendors or customers, including their access to capital or liquidity, or our customers' demand for, or ability to fund or pay for, the purchase of our products and services; our dependence on a relatively small number of suppliers and vendors, which could hamper our ability to maintain appropriate inventory levels and meet customer demand; changes in customer and product mix that affect gross margin; effect of “conflict minerals” regulations on the supply and cost of certain of our products; failure of our information technology system or distribution system; system security or data protection breaches; technology changes in the wireless communications industry or technological failures, which could lead to significant inventory obsolescence and/or our inability to offer key products that our customers demand; third-party freight carrier interruption; increased competition from competitors, including manufacturers or national and regional distributors of the products we sell and the absence of significant barriers to entry which could result in pricing and other pressures on profitability and market share; our relative bargaining power and inability to negotiate favorable terms with our vendors and customers; our inability to access capital and obtain financing as and when needed; transitional and other risks associated with acquisitions of companies that we may undertake in an effort to expand our business; claims against us for breach of the intellectual property rights of third parties; product liability claims; our inability to protect certain intellectual property, including systems and technologies on which we rely; our inability to hire or retain for any reason our key professionals, management and staff; health epidemics or pandemics or other outbreaks or events, or national or world events or disasters beyond our control, which includes continuing restrictions resulting from the COVID-19 pandemic, actions taken in response to the COVID-19 pandemic, and any localized impact of the COVID-19 pandemic, which adversely affect our personnel or operations or our ability to fulfill orders, complete implementations, or recognize revenue; and the possibility that, for unforeseen or other reasons, we may be delayed in entering into or performing, or may fail to enter into or perform, anticipated contracts or may otherwise be delayed in realizing or fail to realize anticipated revenues or anticipated savings.

The above list should not be construed as exhaustive and should be read in conjunction with our other disclosures, including but not limited to the risk factors described in our most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission (the “SEC”), under the heading "Risk Factors" and otherwise. Other risks may be described from time to time in our filings made under the securities laws. New risks emerge from time to time. It is not possible for our management to predict all risks.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. We disclaim any duty to update any of these forward-looking statements after the date of this press release to confirm these statements to actual results or revised expectations.

TESSCO Technologies Incorporated
Aric Spitulnik
Chief Financial Officer
410-229-1419
spitulnik@tessco.com

or

David Calusdian
Sharon Merrill Associates
617-542-5300

TESS@investorrelations.com

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